Exhibit 99.1

Saga Communications, Inc.

Unaudited Pro Forma Consolidated Financial Statements

Effective September 1, 2017, Saga Broadcasting, LLC, a wholly-owned subsidiary of Saga Communications, Inc. and a Delaware limited liability company (“Saga Broadcasting”), Saga Quad States Communications, LLC, a wholly-owned subsidiary of Saga Communications, Inc. and a Delaware limited liability company (“Saga Quad States,” and together with Saga Broadcasting, “Seller”), completed the disposition of Seller’s television segment to QueenB Television of Texas, LLC, a Texas limited liability company (“QueenB Texas”), and QueenB Television of Kansas/Missouri, LLC, a Kansas limited liability company (“QueenB Kansas/Missouri, and together with QueenB Texas, “Seller”), as assignees of Evening Telegram Company d/b/a Morgan Murphy Media, a Wisconsin corporation, upon the satisfaction of certain closing conditions described in the Asset Purchase Agreement dated May 9, 2017 (the “QueenB Agreement”) by and among Seller, Buyer, and, solely in its role as guarantor under the QueenB Agreement, Saga Communications, Inc., a Delaware corporation (“Saga”), as further described in the Form 8-K filed by Saga on May 10, 2017. The purchase price under the QueenB Agreement was $66,621,421.59, subject to certain purchase price adjustments, payable in cash.

Our Form 10-Q for the quarterly period ended June 30, 2017 reflected the television station operating results as discontinued operations for all periods presented in the consolidated statements of income and reflected the television stations’ assets and liabilities as discontinued operations in the June 30, 2017 consolidated balance sheet for all periods presented.

Our unaudited pro forma consolidated financial data was derived from our historical consolidated financial statements. The unaudited pro forma consolidated balance sheet assumes the disposition of the television stations occurred on June 30, 2017. The unaudited pro forma consolidated statements of income give effect to the disposition of the television stations as if the disposition occurred on January 1, 2014. The following unaudited pro forma consolidated financial information should be read in conjunction with our historical financial statements and notes, and related Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

The pro forma adjustments are based on the best information available and assumptions that management believes are factually supportable and reasonable; however, such adjustments are subject to change. In addition, such adjustments are estimates. The unaudited pro forma consolidated information is for illustrative and informational purposes only and is not intended to reflect what our consolidated financial position and results of operations would have been had the disposition occurred on the dates indicated and is not necessarily indicative of our future consolidated financial position and results of operations.

The pro forma adjustments remove all of the television stations’ assets, liabilities and results of operations, and give effect to an adjustment to reflect the net cash proceeds and gain from the sale of the television stations.

Saga Communications, Inc.

Pro Forma Consolidated Statement of Income (Unaudited)

	Year Ended December 31, 2016
	(In thousands, except per share data)

	Historical	Disposition (a)	Pro Forma

Operating Results
Net operating revenue	$142,591	$(23,636)	$118,955
Operating expenses (income):
Station operating expense	101,542	(14,743)	86,799
Corporate general and administrative	10,980	—	10,980
Other operating expense (income), net	(1,393)	42	(1,351)
	111,129	(14,701)	96,428
Operating income	31,462	(8,935)	22,527
Other (income) expenses:
Interest expense	776	(32)	744
Income from continuing operations before income tax	30,686	(8,903)	21,783
Income tax provision	12,500	(3,627)	8,873
Income from continuing operations	$18,186	$(5,276)	$12,910

Basic earnings per share from continuing operations	$3.10		$2.20
Weighted average common shares	5,761		5,761

Diluted earnings per share from continuing operations	$3.09		$2.19
Weighted average common and common equivalent shares	5,771		5,771

See accompanying notes to the unaudited pro forma consolidated financial statements.

Saga Communications, Inc.

Pro Forma Consolidated Statement of Income (Unaudited)

	Year Ended December 31, 2015
	(In thousands, except per share data)

	Historical	Disposition (a)	Pro Forma

Operating Results
Net operating revenue	$132,856	$(21,064)	$111,792
Operating expenses (income):
Station operating expense	97,268	(14,080)	83,188
Corporate general and administrative	10,091	—	10,091
Other operating expense (income), net	541	(32)	509
Impairment of intangible assets	874	—	874
	108,774	(14,112)	94,662
Operating income	24,082	(6,952)	17,130
Other (income) expenses:
Interest expense	888	(33)	855
Write-off of debt issuance costs	557	—	557
Other income	(417)	417	—
Income from continuing operations before income tax	23,054	(7,336)	15,718
Income tax provision	9,640	(3,068)	6,572
Income from continuing operations	$13,414	$(4,268)	$9,146

Basic earnings per share from continuing operations	$2.31		$1.58
Weighted average common shares	5,706		5,706

Diluted earnings per share from continuing operations	$2.29		$1.56
Weighted average common and common equivalent shares	5,740		5,740

See accompanying notes to the unaudited pro forma consolidated financial statements.

Saga Communications, Inc.

Pro Forma Consolidated Statement of Income (Unaudited)

	Year Ended December 31, 2014
	(In thousands, except per share data)

	Historical	Disposition (a)	Pro Forma

Operating Results
Net operating revenue	$133,998	$(20,371)	$113,627
Operating expenses (income):
Station operating expense	98,424	(13,257)	85,167
Corporate general and administrative	8,901	—	8,901
Other operating expense (income), net	(1,210)	—	(1,210)
Impairment of intangible assets	1,936	—	1,936
	108,051	(13,257)	94,794
Operating income	25,947	(7,114)	18,833
Other (income) expenses:
Interest expense	1,064	(33)	1,031
Other (income) expense, net	(71)	(3)	(74)
Income from continuing operations before income tax	24,954	(7,078)	17,876
Income tax provision	10,050	(2,850)	7,200
Income from continuing operations	$14,904	$(4,228)	$10,676

Basic earnings per share from continuing operations	$2.57		$1.84
Weighted average common shares	5,700		5,700

Diluted earnings per share from continuing operations	$2.55		$1.83
Weighted average common and common equivalent shares	5,753		5,753

See accompanying notes to the unaudited pro forma consolidated financial statements.

Saga Communications, Inc.

Pro Forma Consolidated Balance Sheet (Unaudited)

	As of June 30, 2017
	(In thousands)

	Historical	Disposition		Pro Forma

Assets
Current assets:
Cash and cash equivalents	$30,228	$66,153	(b)	$96,381
Accounts receivable , net	17,186	4,000	(c)	21,186
Prepaid expenses and other current assets	2,181	—		2,181
Barter transactions	1,935	—		1,935
Current assets of discontinued operations	22,825	(22,825	)(d)	—
Total current assets	74,355	47,328		121,683
Property and equipment	134,405	—		134,405
Less accumulated depreciation	84,540	—		84,540
Net property and equipment	49,865	—		49,865
Other assets:
Broadcast licenses, net	87,388	—		87,388
Goodwill	8,219	—		8,219
Other intangibles, deferred costs and investments, net	7,051	—		7,051
	$226,878	$47,328		$274,206

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,287	$—		$2,287
Payroll and payroll taxes	6,223	—		6,223
Other accrued expenses	3,311	25,855	(e)	29,166
Barter transactions	1,621	—		1,621
Current liabilities of discontinued operations	4,339	(4,339	)(d)	—
Total current liabilities	17,781	21,516		39,297
Deferred income taxes	31,422	(4,964	)(e)	26,458
Long-term debt	35,287	—		35,287
Other liabilities	3,069	—		3,069
Total liabilities	87,559	16,552		104,111
Commitments and contingencies	—	—		—
Stockholders’ equity:
Common stock	75	—		75
Additional paid-in-capital	61,528	—		61,528
Retained earnings	111,664	30,776	(f)	142,440
Treasury stock	(33,948)	—		(33,948)
Total Stockholders’ equity	139,319	30,776		170,095
	$226,878	$47,328		$274,206

See accompanying notes to the unaudited pro forma consolidated financial statements.

Saga Communications, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

(a)	Amounts reflect the pro forma effect of eliminating the results of operations of our television stations for the years ended December 31, 2016, 2015 and 2014 from the presentation of continuing operations in the unaudited pro forma consolidated statements of income.

(b)	Represents cash proceeds received at closing from the sale of our television stations, reduced for $468,000 related to purchase price adjustments

(c)	Represents the estimated fair value of the remaining net cash proceeds from the sale of our television stations to be received in the 3rd quarter of 2017.

(d)	Represents the removal of the assets and liabilities of the discontinued operations from the balance sheet.

(e)	Represents current and deferred tax liability adjustments resulting from gain on sale of television stations.

(f)	Represents the non-recurring estimated gain on sale that would have been recorded if we had completed the television station sale on June 30, 2017, net of related income tax expense.